Exhibit 99.2

Supplemental Operating and Financial Data
Second Quarter and Six Months Ended June 30, 2013

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “expects,” “pipeline,” “anticipates,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 31 through 32 for definitions of certain non-GAAP financial measures used in this document.

EPR Properties
Company Profile

The Company

EPR Properties (“EPR” or the “Company”) is a self administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes entertainment, education, recreation and other specialty investments. Effective November 12, 2012, the Company updated its name from “Entertainment Properties Trust” to “EPR Properties” to reflect the Company's expansion into additional specialty segments.

Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable and increasing Funds from Operations (“FFO”) and dividends per share. Our prevailing strategy is to focus on long-term investments in a limited number of categories in which we maintain a depth of knowledge and relationships, and which we believe offer sustained performance throughout all economic cycles. We believe our focused niche approach provides a competitive advantage, and the potential for higher growth and better yields.

We also adhere to rigorous underwriting and investing criteria, centered on key industry and property level cash flow criteria. As part of our growth strategy we will consider acquiring, developing or financing additional properties which are consistent with our overall strategy and meet our underwriting and investing criteria. In executing our growth strategy, we will employ moderate leverage. We have historically paid out approximately 80% of our FFO as adjusted in the form of dividends. This allows investors to realize a portion of their returns on a current basis.

Following are the key criteria against which our investments are evaluated:

Inflection Opportunity - Renewal or restructuring in an industry’s properties

Enduring Value - Real estate devoted to and improving long-lived activities

Excellent Execution - Market-dominant performance that creates value beyond tenant credit

Attractive Economics - Accretive initial returns along with growth in yield

Advantageous Position - Sustainable competitive advantages

EPR Properties
Investor Information

Senior Management

David Brain	Greg Silvers
President and Chief Executive Officer	Executive Vice President and Chief Operating Officer

Mark Peterson	Jerry Earnest
Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Investment Officer

Neil Sprague	Mike Hirons
Senior Vice President and General Counsel	Vice President - Strategic Planning

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
Stock Exchange Listing	EPR-PrF
New York Stock Exchange

Equity Research Coverage

BMO Capital Markets	Paul Adornato	212-885-4170
Citi Global Markets	Michael Bilerman/Emmanuel Korchman	212-816-4471
Goldman Sachs	Andrew Rosavich	212-902-2796
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler	917-368-2280
Ladenburg Thalmann	Daniel Donlan	214-409-2056
RBC Capital Markets	Richard Moore	440-715-2646

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

EPR Properties
Selected Financial Information
(Unaudited, dollars and shares in thousands)

	Three months ended June 30,		Six months ended June 30,
Operating Information:	2013	2012	2013	2012
Revenue (1)	83,557	77,989	166,907	154,767
Net income available to common shareholders of
EPR Properties	26,524	30,797	61,778	46,168
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - continuing operations (2)	71,049	66,111	140,230	125,542
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - discontinued operations (2)	652	1,343	956	(6,440)
Adjusted EBITDA - continuing operations (2)	71,273	66,142	140,772	129,729
Adjusted EBITDA - discontinued operations (2)	652	1,343	956	2,405
Interest expense, net (1)	20,000	18,459	39,989	36,600
Recurring principal payments	4,141	6,337	8,444	12,664
Capitalized interest	626	16	970	172
Straight-lined rental revenue	707	862	1,921	1,663
Dividends declared on preferred shares	5,952	6,002	11,904	12,003
Dividends declared on common shares	37,201	35,128	74,362	70,245
General and administrative expense	6,051	5,821	12,703	12,288

Balance Sheet Information:	June 30,
	2013	2012
Total assets	3,016,285	2,833,667
Total assets before depreciation (gross assets)	3,411,476	3,189,931
Unencumbered real estate assets (3)
Number	170	125
Gross book value	2,483,490	1,634,724
Annualized stabilized NOI	253,052	159,255
Total debt	1,474,735	1,270,560
Equity	1,454,637	1,472,510
Common shares outstanding	47,165	46,837
Total market capitalization (using EOP closing price)	4,191,959	3,532,293
Debt/total assets	49%	45%
Debt/total market capitalization	35%	36%
Debt/gross assets	43%	40%
Debt/Adjusted EBITDA - continuing operations (1)(4)	5.17	4.80
Debt/Adjusted EBITDA - continuing and discontinued operations (4)	5.13	4.71

(1) Excludes discontinued operations.
(2) See pages 31 through 32 for definitions.
(3) Includes unencumbered rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and undeveloped land.
(4) Adjusted EBITDA is for the quarter annualized. See pages 31 through 32 for definitions.

EPR Properties
Selected Balance Sheet Information
(Unaudited, dollars in thousands)

	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012
Assets
Rental properties: (1)
Entertainment	$2,023,640	$2,017,909	$2,020,348	$2,012,794	$1,991,359	$1,972,844
Education	120,468	112,193	102,311	102,094	48,146	40,088
Recreation	70,961	70,961	69,804	33,022	33,021	33,021
Other	43,580	43,580	71,421	118,348	121,526	136,777
Less: accumulated depreciation	(395,191)	(383,651)	(376,003)	(370,173)	(356,264)	(347,905)
Land held for development	199,001	197,740	196,177	191,442	188,874	184,457
Property under development	77,492	38,369	29,376	30,486	40,141	35,419
Mortgage notes receivable: (2)
Entertainment	77,464	77,464	76,199	52,294	51,197	14,852
Education	42,647	35,904	28,945	21,216	17,217	16,705
Recreation	359,630	352,668	348,091	338,245	335,205	332,855
Other	2,521	2,521	2,517	—	—	—
Investment in a direct financing lease, net	239,803	235,302	234,089	232,855	236,157	234,875
Investment in joint ventures	12,962	12,287	11,971	11,399	10,577	10,112
Cash and cash equivalents	20,030	11,763	10,664	25,007	12,739	11,474
Restricted cash	17,030	32,614	23,991	26,138	19,165	24,938
Accounts receivable, net	39,354	38,246	38,738	35,704	33,138	35,602
Other assets	64,893	55,922	58,091	54,501	51,469	54,731
Total assets	$3,016,285	$2,951,792	$2,946,730	$2,915,372	$2,833,667	$2,790,845

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$51,722	$47,798	$65,481	$54,086	$37,485	$30,603
Common dividends payable	12,418	37,161	35,165	35,131	35,128	35,117
Preferred dividends payable	5,952	5,952	6,021	6,002	6,002	6,002
Unearned rents and interest	16,821	19,984	11,333	14,181	11,982	16,388
Line of credit	24,000	59,000	39,000	—	112,000	58,000
Long-term debt	1,450,735	1,324,392	1,329,832	1,339,118	1,158,560	1,166,840
Total liabilities	1,561,648	1,494,287	1,486,832	1,448,518	1,361,157	1,312,950
Equity:
Common stock and additional paid-in- capital	1,784,123	1,775,653	1,769,711	1,754,767	1,753,266	1,723,388
Preferred stock at par value	139	139	139	135	135	135
Treasury stock	(62,169)	(61,227)	(55,308)	(49,689)	(49,539)	(49,454)
Accumulated other comprehensive income	20,392	20,114	20,622	20,629	20,680	23,761
Distributions in excess of net income	(288,225)	(277,551)	(275,643)	(259,318)	(252,338)	(248,007)
EPR Properties shareholders' equity	1,454,260	1,457,128	1,459,521	1,466,524	1,472,204	1,449,823
Noncontrolling interests	377	377	377	330	306	28,072
Total equity	1,454,637	1,457,505	1,459,898	1,466,854	1,472,510	1,477,895
Total liabilities and equity	$3,016,285	$2,951,792	$2,946,730	$2,915,372	$2,833,667	$2,790,845

(1) Includes rental properties held for sale.
(2) Includes related accrued interest receivable.

EPR Properties
Selected Operating Data
(Unaudited, dollars in thousands)

	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012
Rental revenue and tenant reimbursements:
Entertainment	$58,974	$59,727	$60,180	$60,633	$59,399	$59,383
Education	3,152	3,157	2,921	2,602	1,720	1,420
Recreation	1,782	1,909	1,502	797	797	519
Other	1,309	738	809	809	754	758
Mortgage and other financing income:
Entertainment	2,223	2,204	1,936	1,427	498	447
Education (1)	8,145	7,957	7,724	7,563	7,548	7,295
Recreation	7,789	7,555	7,423	7,968	7,143	6,906
Other	79	79	34	18	23	26
Corporate/Unallocated	—	—	—	—	—	—
Other income	104	24	434	203	107	25
Total revenue	$83,557	$83,350	$82,963	$82,020	$77,989	$76,779

Property operating expense	5,990	7,005	6,915	5,939	5,687	6,374
Other expense	243	194	408	585	340	350
General and administrative expense	6,051	6,652	5,396	5,486	5,821	6,467
Costs associated with loan refinancing or payoff	5,943	—	150	477	—	—
Gain on early extinguishment of debt	—	(4,539)	—	—	—	—
Interest expense, net	20,000	19,989	20,062	19,994	18,459	18,141
Transaction costs	224	318	31	184	31	158
Impairment charges	—	—	1,999	—	—	3,998
Depreciation and amortization	13,776	13,438	12,827	12,390	12,068	11,740
Equity in income from joint ventures	466	351	358	342	278	47
Income from continuing operations	31,796	40,644	35,533	37,307	35,861	29,598
Discontinued operations:
Income (loss) from discontinued operations	680	(3)	475	(46)	516	355
Impairment charges	—	—	(5,980)	(3,086)	—	(8,845)
Transaction costs	—	—	—	—	3	—
Gain (loss) on sale or acquisition of real estate	—	565	(747)	—	438	282
Net income	32,476	41,206	29,281	34,175	36,818	21,390
Net income attributable to noncontrolling interests	—	—	(47)	(24)	(19)	(18)
Preferred dividend requirements	(5,952)	(5,952)	(6,503)	(6,002)	(6,002)	(6,001)
Preferred share redemption costs	—	—	(3,888)	—	—	—
Net income available to common shareholders of EPR Properties	$26,524	$35,254	$18,843	$28,149	$30,797	$15,371

(1) Represents income from owned assets under a direct financing lease, seven mortgage notes receivable and one note receivable.

EPR Properties
Funds From Operations and Funds From Operations as Adjusted
(Unaudited, dollars in thousands except per share information)

	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012
Funds From Operations ("FFO") (1):
Net income available to common shareholders of EPR Properties	$26,524	$35,254	$18,843	$28,149	$30,797	$15,371
(Gain) loss on sale or acquisition of real estate	—	(565)	747	—	(438)	(282)
Real estate depreciation and amortization	13,498	13,468	13,318	13,013	12,635	12,197
Allocated share of joint venture depreciation	162	157	150	146	144	141
Impairment charges	—	—	7,979	3,086	—	12,843
FFO available to common shareholders of EPR Properties	$40,184	$48,314	$41,037	$44,394	$43,138	$40,270

Funds From Operations as adjusted (1):
FFO available to common shareholders of EPR Properties	$40,184	$48,314	$41,037	$44,394	$43,138	$40,270
Costs associated with loan refinancing or payoff	5,943	—	150	477	—	—
Transaction costs	224	318	31	184	31	158
Gain on early extinguishment of debt	—	(4,539)	—	—	—	—
Preferred share redemption costs	—	—	3,888	—	—	—
FFO as adjusted available to common shareholders of EPR Properties	$46,351	$44,093	$45,106	$45,055	$43,169	$40,428

FFO per common share attributable to EPR Properties:
Basic	$0.85	$1.03	$0.88	$0.95	$0.92	$0.86
Diluted	0.85	1.03	0.87	0.94	0.92	0.86

FFO as adjusted per common share attributable to EPR Properties:
Basic	$0.98	$0.94	$0.96	$0.96	$0.92	$0.87
Diluted	0.98	0.94	0.96	0.96	0.92	0.86

Shares used for computation (in thousands):
Basic	47,081	46,854	46,850	46,840	46,826	46,677
Diluted	47,294	47,047	47,090	47,090	47,068	46,945

(1) See pages 31 through 32 for definitions.

EPR Properties
Adjusted Funds From Operations
(Unaudited, dollars in thousands except per share information)

	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012
Adjusted Funds from Operations ("AFFO") (1):
FFO available to common shareholders of EPR Properties	$40,184	$48,314	$41,037	$44,394	$43,138	$40,270
Adjustments:
Transaction costs	224	318	31	184	31	158
Non-real estate depreciation and amortization	277	277	276	263	258	260
Deferred financing fees amortization	988	999	994	1,047	1,092	1,085
Costs associated with loan refinancing or payoff	5,943	—	150	477	—	—
Share-based compensation expense to management and trustees	1,618	1,548	1,417	1,418	1,534	1,464
Maintenance capital expenditures (2)	(279)	(525)	(2,622)	(730)	(1,066)	(354)
Straight-lined rental revenue	(707)	(1,214)	(927)	(2,042)	(862)	(801)
Non-cash portion of mortgage and other financing income	(1,393)	(1,265)	(1,253)	(1,193)	(1,284)	(1,258)
Gain on early extinguishment of debt	—	(4,539)	—	—	—	—
Preferred share redemption costs	—	—	3,888	—	—	—
AFFO available to common shareholders of EPR Properties	$46,855	$43,913	$42,991	$43,818	$42,841	$40,824

Weighted average diluted shares outstanding (in thousands)	47,294	47,047	47,090	47,090	47,068	46,945

AFFO per diluted common share	$0.99	$0.93	$0.91	$0.93	$0.91	$0.87

Dividends declared per common share	$0.79	$0.79	$0.75	$0.75	$0.75	$0.75

AFFO payout ratio (3)	80%	85%	82%	81%	82%	86%

(1) See pages 31 through 32 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Capital Structure at June 30, 2013
(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Long-Term Debt:

	Mortgages (1)			Unsecured	Unsecured
Year	Amortization	Maturities	Bond/Term Loan (2)	Credit Facility (3)	Senior Notes	Total	Weighted Avg Interest Rate
2013	$5,033	$—	$—	$—	$—	$5,033	6.09%
2014	10,597	—	—	—	—	10,597	6.09%
2015	10,675	90,813	—	24,000	—	125,488	4.99%
2016	6,767	96,144	—	—	—	102,911	6.08%
2017	3,588	73,102	255,000	—	—	331,690	3.38%
2018	919	12,462	—	—	—	13,381	6.34%
2019	—	—	—	—	—	—	—%
2020	—	—	—	—	250,000	250,000	7.75%
2021	—	—	—	—	—	—	—%
2022	—	—	—	—	350,000	350,000	5.75%
2023	—	—	—	—	275,000	275,000	5.25%
Thereafter	—	—	10,635	—	—	10,635	0.07%
	$37,579	$272,521	$265,635	$24,000	$875,000	$1,474,735	5.39%

		Balance	Weighted Avg Interest Rate	Weighted Avg Maturity (yrs)
Fixed rate secured debt		$310,100	5.94%	3.12
Fixed rate unsecured debt (4)		1,115,000	5.41%	7.68
Variable rate secured debt		10,635	0.07%	24.25
Variable rate unsecured debt (3)		39,000	1.85%	1.45
Total		$1,474,735	5.39%	6.70

(1) Scheduled amortization and maturities represent only consolidated debt obligations.

(2) Subsequent to June 30, 2013, the unsecured term loan facility was amended and restated to, among other things, (a) increase the initial amount from $255.0 million to $265.0 million and increase the accordion such that the maximum amount available under the facility goes from $350.0 million to $400.0 million, (b) extend the maturity date from January 5, 2017, to July 23, 2018, (c) lower the interest rate in all but the lowest rating agencies' ratings categories which was LIBOR plus 1.60 % at closing and (d) add four new subsidiary borrowers.

(3) Subsequent to June 30, 2013, the Company's unsecured revolving credit facility was amended and restated to, among other things, (a) increase the initial amount from $400.0 million to $440.0 million and increase the accordion from $100.0 million to $160.0 million, (b) extend the maturity date from October 13, 2015, to July 23, 2017 (with the Company having the same right as before to extend the loan for one additional year), (c) lower the interest rate and facility fee pricing based on a grid related to the Company's senior unsecured credit ratings which was LIBOR plus 1.40% and 0.30%, respectively, at closing, (d) revise certain definitions to broaden the types of properties eligible for consideration in the borrowing base, (e) increase borrowing base availability by increasing the values assigned to the Company's properties and (f) add four new subsidiary borrowers.

(4) Includes $240 million of the $255 million unsecured term loan facility that has been fixed through interest rate swaps through January 5, 2016.

EPR Properties
Capital Structure at June 30, 2013 and December 31, 2012
(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Long-Term Debt:
	June 30, 2013	December 31, 2012

Unsecured revolving variable rate credit facility, LIBOR + 1.60%, due October 13, 2015 (1)	$24,000	$39,000
Mortgage note payable, 6.84%, paid in full June 20, 2013	—	92,773
Mortgage note payable, 5.58%, paid in full June 24, 2013	—	57,078
Mortgage note payable, 5.56%, due June 5, 2015	31,582	31,923
Mortgage notes payable, 5.77%, due November 6, 2015	66,131	67,172
Mortgage notes payable, 5.84%, due March 6, 2016	37,299	37,863
Mortgage notes payable, 6.37%, due June 30, 2016	26,785	27,156
Mortgage notes payable, 6.10%, due October 1, 2016	24,060	24,395
Mortgage notes payable, 6.02%, due October 6, 2016	18,125	18,381
Term loan payable, LIBOR + 1.75%, $240.0 million fixed through interest rate swaps at 2.66% through January 5, 2016, due January 5, 2017 (1)	255,000	240,000
Mortgage note payable, 6.06%, due March 1, 2017	10,125	10,261
Mortgage note payable, 6.07%, due April 6, 2017	10,426	10,565
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	34,134	48,914
Mortgage note payable, 5.29%, due July 1, 2017	3,814	3,881
Mortgage notes payable, 5.68% due August 1, 2017	24,723	25,053
Mortgage note payable, 6.19%, due February 1, 2018	14,788	15,084
Mortgage note payable, 7.37%, due July 15, 2018	8,108	8,698
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	—
Bond payable, variable rate, due October 1, 2037	10,635	10,635
Total	$1,474,735	$1,368,832

(1) As noted on page 11, these facilities were amended subsequent to June 30, 2013.

EPR Properties
Capital Structure
Senior Notes

Senior Debt Ratings as of June 30, 2013

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BB+ (stable)

Summary of Covenants

The Company's outstanding senior unsecured notes have fixed interest rates of 5.25%, 5.75% and 7.75%. Interest on the senior unsecured notes is paid semiannually. The senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt which would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 5.25%, 5.75% and 7.75% senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance.  The actual amounts as of June 30, 2013 and March 31, 2013 are:

		Actual	Actual
Note Covenants	Required	2nd Quarter 2013 (1)	1st Quarter 2013
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	44%	42%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	9%	14%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	3.6x	3.5x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	234%	255%

(1) See page 14 for detailed calculations.

EPR Properties
Capital Structure
Senior Notes
(Unaudited, dollars in thousands)

Covenant Calculations

Total Assets:	June 30, 2013		Total Debt:		June 30, 2013
Total Assets	$3,016,285		Secured debt obligations		$320,735
Add: accumulated depreciation	395,191		Unsecured debt obligations:
Less: intangible assets	(2,590)		Unsecured debt		1,154,000
Total Assets	$3,408,886		Outsanding letters of credit		—
			Guarantees		34,790
			Derivatives at fair market value, net, if liability		—
Total Unencumbered Assets:	June 30, 2013		Total unsecured debt obligations:		1,188,790
Unencumbered real estate assets, gross	$2,483,490		Total Debt		$1,509,525
Cash and cash equivalents	20,030
Land held for development	199,001
Property under development	77,492
Total Unencumbered Assets	$2,780,013

Consolidated Income Available for Debt Service:	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	Trailing Twelve Months
Adjusted EBITDA	$71,273	$69,499	$70,244	$70,010	$281,026
Add: Adjusted EBITDA of discontinued operations	652	304	1,242	840	3,038
Less: straight-line rental revenue	(707)	(1,214)	(927)	(2,042)	(4,890)
Consolidated Income Available for Debt Service	$71,218	$68,589	$70,559	$68,808	$279,174

Annual Debt Service:
Interest expense, gross	$20,632	$20,335	$20,445	$20,307	$81,719
Less: deferred financing fees amortization	(988)	(999)	(994)	(1,047)	(4,028)
Annual Debt Service	$19,644	$19,336	$19,451	$19,260	$77,691

Debt Service Coverage	3.6	3.5	3.6	3.6	3.6

EPR Properties
Capital Structure at June 30, 2013
(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at June 30, 2013	Liquidation Preference	Dividend Rate	Convertible

Common shares	47,164,800	$50.27	N/A	(1)	N/A
Series C	5,400,000	$22.95	$135,000	5.750%	Y
Series E	3,450,000	$32.00	$86,250	9.000%	Y
Series F	5,000,000	$24.60	$125,000	6.625%	N

Calculation of Total Market Capitalization:

Common shares outstanding at June 30, 2013 multiplied by closing price at June 30, 2013				$2,370,974
Aggregate liquidation value of Series C preferred shares (2)				135,000
Aggregate liquidation value of Series E preferred shares (2)				86,250
Aggregate liquidation value of Series F preferred shares (2)				125,000
Total long-term debt at June 30, 2013				1,474,735
Total consolidated market capitalization				$4,191,959

(1) Total monthly dividends declared in the second quarter of 2013 were $0.79 per share.
(2) Excludes accrued unpaid dividends at June 30, 2013.

EPR Properties
Summary of Ratios
(Unaudited)

	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012

Debt to total assets (book value)	49%	47%	46%	46%	45%	44%

Debt to total market capitalization	35%	33%	35%	36%	36%	33%

Debt to gross assets	43%	41%	41%	41%	40%	39%

Debt/Adjusted EBITDA - continuing operations (1)	5.17	4.98	4.87	4.79	4.80	4.82

Debt/Adjusted EBITDA - continuing and discontinued operations (1)	5.13	4.95	4.79	4.73	4.71	4.74

Secured debt to secured assets	65%	55%	56%	57%	56%	56%

Unencumbered real estate assets to total real estate assets (2)	83%	71%	70%	70%	58%	57%

Interest coverage ratio (3)	3.6	3.5	3.5	3.5	3.7	3.6

Fixed charge coverage ratio (3)	2.8	2.7	2.7	2.7	2.8	2.7

Debt service coverage ratio (3)	3.0	2.9	2.9	2.8	2.8	2.7

FFO payout ratio (4)	93%	77%	86%	80%	82%	87%

FFO as adjusted payout ratio (5)	81%	84%	78%	78%	82%	87%

AFFO payout ratio (6)	80%	85%	82%	81%	82%	86%

(1) Adjusted EBITDA is for the quarter annualized. See pages 31 through 32 for definitions.
(2) Total real estate assets includes rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(3) See page 17 for detailed calculation.
(4) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(5) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(6) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios
(Unaudited, dollars in thousands)

	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012
Interest Coverage Ratio (1):
Net income	$32,476	$41,206	$29,281	$34,175	$36,818	$21,390
Impairment charges	—	—	7,979	3,086	—	12,843
Transaction costs	224	318	31	184	31	158
Interest expense, gross	20,632	20,335	20,445	20,307	18,481	18,350
Depreciation and amortization	13,776	13,745	13,594	13,276	12,893	12,457
Share-based compensation expense
to management and trustees	1,618	1,548	1,417	1,418	1,534	1,464
Costs associated with loan refinancing
or payoff	5,943	—	150	477	—	—
Interest cost capitalized	(626)	(344)	(380)	(307)	(16)	(156)
Straight-line rental revenue	(707)	(1,214)	(927)	(2,042)	(862)	(801)
Gain on early extinguishment of debt	—	(4,539)	—	—	—	—
(Gain) loss on sale or acquisition of real estate from discontinued operations	—	(565)	747	—	(438)	(282)
Interest coverage amount	$73,336	$70,490	$72,337	$70,574	$68,441	$65,423

Interest expense, net	$19,972	$19,989	$20,062	$19,994	$18,459	$18,130
Interest income	34	2	3	6	6	64
Interest cost capitalized	626	344	380	307	16	156
Interest expense, gross	$20,632	$20,335	$20,445	$20,307	$18,481	$18,350

Interest coverage ratio	3.6	3.5	3.5	3.5	3.7	3.6

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$73,336	$70,490	$72,337	$70,574	$68,441	$65,423

Interest expense, gross	$20,632	$20,335	$20,445	$20,307	$18,481	$18,350
Preferred share dividends	5,952	5,952	6,503	6,002	6,002	6,001
Fixed charges	$26,584	$26,287	$26,948	$26,309	$24,483	$24,351

Fixed charge coverage ratio	2.8	2.7	2.7	2.7	2.8	2.7

Debt Service Coverage Ratio (1):
Interest coverage amount	$73,336	$70,490	$72,337	$70,574	$68,441	$65,423

Interest expense, gross	$20,632	$20,335	$20,445	$20,307	$18,481	$18,350
Recurring principal payments	4,141	4,303	4,171	5,131	6,337	6,327
Debt service	$24,773	$24,638	$24,616	$25,438	$24,818	$24,677

Debt service coverage ratio	3.0	2.9	2.9	2.8	2.8	2.7

(1) See pages 31 through 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities
(Unaudited, dollars in thousands)

The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	2nd Quarter 2013	1st Quarter 2013	4th Quarter 2012	3rd Quarter 2012	2nd Quarter 2012	1st Quarter 2012

Net cash provided by operating activities	$72,554	$40,172	$62,002	$42,001	$61,481	$41,959

Equity in income from joint ventures	466	351	358	342	278	47
Distributions from joint ventures	(191)	(223)	(219)	(189)	(284)	(354)
Amortization of deferred financing costs	(988)	(999)	(994)	(1,047)	(1,092)	(1,085)
Increase (decrease) in mortgage notes and related accrued interest receivable	(1,664)	36	(419)	791	24	13
Increase (decrease) in restricted cash	(15,559)	8,781	(2,094)	6,767	(5,643)	5,466
Increase (decrease) in accounts receivable, net	1,480	339	3,149	2,182	(2,284)	393
Increase in direct financing lease receivable	1,240	1,212	1,234	1,192	1,282	1,256
Increase (decrease) in other assets	1,810	(139)	(1,682)	1,219	(1,953)	3,145
Decrease (increase) in accounts payable and accrued liabilities	(8,493)	10,520	(11,276)	1,365	(5,402)	6,565
Decrease (increase) in unearned rents	3,158	(8,655)	3,109	(2,191)	4,400	(9,533)
Straight-line rental revenue	(707)	(1,214)	(927)	(2,042)	(862)	(801)
Interest expense, gross	20,632	20,335	20,445	20,307	18,481	18,350
Interest cost capitalized	(626)	(344)	(380)	(307)	(16)	(156)
Transaction costs	224	318	31	184	31	158

Interest coverage amount (1)	$73,336	$70,490	$72,337	$70,574	$68,441	$65,423

(1) See pages 31 through 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Capital Spending and Disposition Summaries
(Unaudited, dollars in thousands)

2013 Capital Spending:
Description	Location	Operating Segment	Capital Spending Three Months Ended June 30, 2013	Capital Spending Six Months Ended June 30, 2013
Development of megaplex theatres	various	Entertainment	$18,949	$31,644
Development of other entertainment and retail projects	various	Entertainment	821	2,370
Investment in unconsolidated joint ventures	various	Entertainment	189	622
Investment in mortgage notes receivable for public charter schools	various	Education	8,396	15,322
Acquisition and development of early childhood education centers	various	Education	2,422	6,162
Development of public charter school properties	various	Education	31,320	35,739
Investment in direct financing lease related to public charter school	Columbia, SC	Education	3,262	3,262
Additions to mortgage note receivable for development of Schlitterbahn waterparks	various	Recreation	1,570	3,576
Additions to mortgage note receivable for improvements at ski properties	various	Recreation	961	1,342
Development of TopGolf golf entertainment facilities	various	Recreation	14,862	18,741
Improvements at Wisp ski resort	McHenry, MD	Recreation	—	1,096
Investment in casino and resort project	Sullivan County, NY	Other	1,262	2,825
Total investment spending			$84,014	$122,701
Other capital acquisitions, net	various		134	542
Total capital spending			$84,148	$123,243

2013 Dispositions:
Description	Location	Date of Disposition	Net Sales Proceeds
Geyser Peak winery and related vineyards	Sonoma County, CA	March 2013	$24,146

EPR Properties
Financial Information by Segment
For the Three Months Ended June 30, 2013
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$54,522	$3,152	$1,782	$1,309	$60,765	$—	$60,765
Tenant reimbursements	4,452	—	—	—	4,452	—	4,452
Other income	24	—	—	77	101	3	104
Mortgage and other financing income	2,223	8,145	7,789	79	18,236	—	18,236
Total revenue	61,221	11,297	9,571	1,465	83,554	3	83,557

Property operating expense	5,840	—	—	150	5,990	—	5,990
Other expense	—	—	—	264	264	(21)	243
Total investment expenses	5,840	—	—	414	6,254	(21)	6,233
General and administrative expense	—	—	—	—	—	6,051	6,051
Transaction costs	—	—	—	—	—	224	224
EBITDA - continuing operations	$55,381	$11,297	$9,571	$1,051	$77,300	$(6,251)	$71,049
	72%	15%	12%	1%	100%

Add: transaction costs						224	224
Adjusted EBITDA - continuing operations							71,273

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(5,943)	(5,943)
Interest expense, net						(20,000)	(20,000)
Transaction costs						(224)	(224)
Depreciation and amortization						(13,776)	(13,776)
Equity in income from joint ventures						466	466
Discontinued operations:
Income from discontinued operations						680	680
Net income							32,476
Preferred dividend requirements						(5,952)	(5,952)
Net income available to common shareholders of EPR Properties							$26,524

EPR Properties
Financial Information by Segment
For the Six Months Ended June 30, 2013
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$109,504	$6,310	$3,691	$2,047	$121,552	$—	$121,552
Tenant reimbursements	9,196	—	—	—	9,196	—	9,196
Other income	47	—	—	78	125	3	128
Mortgage and other financing income	4,427	16,102	15,344	158	36,031	—	36,031
Total revenue	123,174	22,412	19,035	2,283	166,904	3	166,907

Property operating expense	12,976	—	—	19	12,995	—	12,995
Other expense	—	—	—	406	406	31	437
Total investment expenses	12,976	—	—	425	13,401	31	13,432
General and administrative expense	—	—	—	—	—	12,703	12,703
Transaction costs	—	—	—	—	—	542	542
EBITDA - continuing operations	$110,198	$22,412	$19,035	$1,858	$153,503	$(13,273)	$140,230
	72%	15%	12%	1%	100%

Add: transaction costs						542	542
Adjusted EBITDA - continuing operations							140,772

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(5,943)	(5,943)
Gain on early extinguishment of debt						4,539	4,539
Interest expense, net						(39,989)	(39,989)
Transaction costs						(542)	(542)
Depreciation and amortization						(27,214)	(27,214)
Equity in income from joint ventures						817	817
Discontinued operations:
Income from discontinued operations						677	677
Gain on sale or acquisition of real estate						565	565
Net income							73,682
Preferred dividend requirements						(11,904)	(11,904)
Net income available to common shareholders of EPR Properties							$61,778

EPR Properties
Financial Information by Segment
For the Three Months Ended June 30, 2012
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$55,034	$1,720	$797	$754	$58,305	$—	$58,305
Tenant reimbursements	4,365	—	—	—	4,365	—	4,365
Other income	21	—	—	86	107	—	107
Mortgage and other financing income	498	7,548	7,143	23	15,212	—	15,212
Total revenue	59,918	9,268	7,940	863	77,989	—	77,989

Property operating expense	5,432	—	—	255	5,687	—	5,687
Other expense	—	—	—	247	247	92	339
Total investment expenses	5,432	—	—	502	5,934	92	6,026
General and administrative expense	—	—	—	—	—	5,821	5,821
Transaction costs	—	—	—	—	—	31	31
EBITDA - continuing operations	$54,486	$9,268	$7,940	$361	$72,055	$(5,944)	$66,111
	76%	13%	11%	—%	100%

Add: transaction costs						31	31
Adjusted EBITDA - continuing operations							66,142

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(18,459)	(18,459)
Transaction costs						(31)	(31)
Depreciation and amortization						(12,069)	(12,069)
Equity in income from joint ventures						278	278
Discontinued operations:
Income from discontinued operations						519	519
Gain on sale or acquisition of real estate						438	438
Net income							36,818
Noncontrolling interests						(19)	(19)
Preferred dividend requirements						(6,002)	(6,002)
Net income available to common shareholders of EPR Properties							$30,797

EPR Properties
Financial Information by Segment
For the Six Months Ended June 30, 2012
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$109,595	$3,141	$1,316	$1,511	$115,563	$—	$115,563
Tenant reimbursements	9,186	—	—	—	9,186	—	9,186
Other income	46	—	—	87	133	—	133
Mortgage and other financing income	945	14,843	14,049	48	29,885	—	29,885
Total revenue	119,772	17,984	15,365	1,646	154,767	—	154,767

Property operating expense	11,437	—	—	624	12,061	—	12,061
Other expense	—	—	—	430	430	259	689
Total investment expenses	11,437	—	—	1,054	12,491	259	12,750
General and administrative expense	—	—	—	—	—	12,288	12,288
Transaction costs	—	—	—	—	—	189	189
Impairment charges	—	—	—	—	—	3,998	3,998
EBITDA - continuing operations	$108,335	$17,984	$15,365	$592	$142,276	$(16,734)	$125,542
	76%	13%	11%	—%	100%

Add: transaction costs						189	189
Add: impairment charges						3,998	3,998
Adjusted EBITDA - continuing operations							129,729

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(36,600)	(36,600)
Transaction costs						(189)	(189)
Impairment charges						(3,998)	(3,998)
Depreciation and amortization						(23,808)	(23,808)
Equity in income from joint ventures						324	324
Discontinued operations:
Income from discontinued operations						875	875
Impairment charges						(8,845)	(8,845)
Gain on sale or acquisition of real estate						720	720
Net income							58,208
Noncontrolling interests						(37)	(37)
Preferred dividend requirements						(12,003)	(12,003)
Net income available to common shareholders of EPR Properties							$46,168

EPR Properties
Financial Information by Segment - Discontinued Operations
(Unaudited, dollars in thousands)

	For the Three Months Ended June 30, 2013			For the Six Months Ended June 30, 2013
	Entertainment (1)	Other (2)	Consolidated	Entertainment (1)	Other (2)	Consolidated
Rental revenue	$109	$—	$109	$109	$346	$455
Tenant reimbursements	554		554	554	—	554
Total revenue	663	—	663	663	346	1,009

Property operating expense	(20)	—	(20)	—	—	—
Other expense	—	31	31	—	53	53
Total investment expenses	(20)	31	11	—	53	53
EBITDA and Adjusted EBITDA - discontinued operations	$683	$(31)	$652	$663	$293	$956

Reconciliation to Consolidated Statements of Income:
Interest expense, net			28			28
Depreciation and amortization			—			(307)
Gain on sale or acquisition of real estate			—			565
Income from discontinued operations			$680			$1,242

	For the Three Months Ended June 30, 2012			For the Six Months Ended June 30, 2012
	Entertainment (1)	Other (2)	Consolidated	Entertainment (1)	Other (2)	Consolidated
Rental revenue	$—	$906	$906	$—	$1,931	$1,931
Mortgage and other financing income	—	44	44	—	112	112
Total revenue	—	950	950	—	2,043	2,043

Property operating expense	3	(532)	(529)	8	(732)	(724)
Other expense	—	136	136	—	362	362
Total investment expenses	3	(396)	(393)	8	(370)	(362)
Impairment charges	—	—	—	—	8,845	8,845
EBITDA - discontinued operations	$(3)	$1,346	$1,343	$(8)	$(6,432)	$(6,440)

Add: impairment charges			—			8,845
Adjusted EBITDA - discontinued operations			$1,343			$2,405
Reconciliation to Consolidated Statements of Income:
Interest expense, net			—			12
Impairment charges			—			(8,845)
Depreciation and amortization			(824)			(1,542)
Gain on sale or acquisition of real estate			438			720
Income (loss) from discontinued operations			$957			$(7,250)

(1) For each of the three and six months ended June 30, 2013 and 2012, consists of certain operations that primarily related to the settlement of escrow reserves established with the sale of Toronto Dundas Square and, for the six months ended June 30, 2012, a gain on sale or acquisition of real estate of $0.3 million was recognized related to escrow reserve settlement.
(2) For the three and six months ended June 30, 2013, consists of the operations of the Pope Valley Winery, which was classified as held for sale as of June 30, 2013 as well as the operations of a winery and a portion of related vineyards located in Sonoma County, California that was sold on March 18, 2013. For the three and six months ended June 30, 2012, consists of the operations of the above mentioned properties as well as the operations of the Carneros custom crush facility as well as the operations and a gain on sale or acquisition of real estate of $0.4 million from the Buena Vista vineyard and winery, which were sold during 2012.

EPR Properties
Investment Information by Segment
As of June 30, 2013 and December 31, 2012
(Unaudited, dollars in thousands)

	As of June 30, 2013
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,648,843	$117,443	$67,103	$27,281	$1,860,670
Rental properties held for sale, net of accumulated depreciation	—	—	—	2,788	2,788
Add back accumulated depreciation on rental properties	374,797	3,025	3,858	13,192	394,872
Add back accumulated depreciation on rental properties held for sale	—	—	—	319	319
Land held for development	4,457	—	—	194,544	199,001
Property under development	35,395	27,180	14,917	—	77,492
Mortgage notes and related accrued interest receivable, net	77,464	42,647	359,630	2,521	482,262
Investment in a direct financing lease, net	—	239,803	—	—	239,803
Investment in joint ventures	12,962	—	—	—	12,962
Intangible assets, gross (1)	13,604	—	—	—	13,604
Notes receivable and related accrued interest receivable, net (1)	186	3,728	—	935	4,849
Total investments (2)	$2,167,708	$433,826	$445,508	$241,580	$3,288,622
% of total investments	66%	13%	14%	7%	100%

	As of December 31, 2012
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,664,763	$100,666	$67,127	$52,537	$1,885,093
Rental properties held for sale, net of accumulated depreciation	—	—	—	2,788	2,788
Add back accumulated depreciation on rental properties	355,585	1,645	2,677	15,777	375,684
Add back accumulated depreciation on rental properties held for sale	—	—	—	319	319
Land held for development	4,457	—	—	191,720	196,177
Property under development	20,952	4,582	3,842	—	29,376
Mortgage notes and related accrued interest receivable, net	76,199	28,945	348,091	2,517	455,752
Investment in a direct financing lease, net	—	234,089	—	—	234,089
Investment in joint ventures	11,971	—	—	—	11,971
Intangible assets, gross (1)	14,327	—	—	—	14,327
Notes receivable and related accrued interest receivable, net (1)	183	3,728	—	993	4,904
Total investments (2)	$2,148,437	$373,655	$421,737	$266,651	$3,210,480
% of total investments	67%	12%	13%	8%	100%

(1) Included in other assets in the consolidated balance sheets as of June 30, 2013 and December 31, 2012 in the Company's Quarterly Report on Form 10-Q. Reconciliation is as follows:

	6/30/2013	12/31/2012
Intangible assets, gross	$13,604	$14,327
Less: accumulated amortization on intangible assets	(11,014)	(11,006)
Notes receivable and related accrued interest receivable, net	4,849	4,904
Prepaid expenses and other current assets	36,267	30,187
Total other assets	$43,706	$38,412

(2) See pages 31 and 32 for definitions.

EPR Properties
Lease Expirations
As of June 30, 2013
(Unaudited, dollars in thousands)

	Megaplex Theatres				Public Charter Schools
Year	Total Number of Properties		Rental Revenue for the Trailing Twelve Months Ended June 30, 2013 (1)	% of Total Revenue	Total Number of Properties		Financing Income/Rental Revenue for the Trailing Twelve Months Ended June 30, 2013	% of Total Revenue

2013	—		$—	—	—		$—	—
2014	—		—	—	—		—	—
2015	3		9,547	3%	—		—	—
2016	4		9,371	3%	—		—	—
2017	4		7,329	2%	—		—	—
2018	18		30,570	9%	—		—	—
2019	7		22,239	7%	—		—	—
2020	7		9,249	3%	—		—	—
2021	5		8,438	2%	—		—	—
2022	12		22,838	7%	—		—	—
2023	6		14,273	4%	—		—	—
2024	9		16,266	5%	—		—	—
2025	6		12,524	4%	—		—	—
2026	4		5,675	2%	—		—	—
2027	2		3,312	1%	—		—	—
2028	1		1,060	—	—		—	—
2029	15	(2)	14,125	4%	—		—	—
2030	—		—	—	—		—	—
2031	4		3,772	1%	11	(4)	10,659	3%
2032	4	(3)	2,915	1%	13	(5)	12,353	4%
Thereafter	1		216	—	17	(6)	16,628	5%
	112		$193,719	58%	41		$39,640	12%

Note: This schedule relates to consolidated megaplex theatres and public charter schools only which together represent approximately 70% of total revenue for the trailing twelve months ended June 30, 2013. This schedule excludes properties under construction.

(1) Consists of rental revenue and tenant reimbursements.
(2) All of these theatre properties are leased under a master lease.
(3) Three of these threatre properties are leased under a master lease.
(4) Five of these public charter school properties are leased under a master lease to Imagine.
(5) Six of these public charter school properties are leased under a master lease to Imagine.
(6) Sixteen of these public charter school properties are leased under a master lease to Imagine.

EPR Properties
Top Ten Customers by Revenue from Continuing Operations
(Unaudited, dollars in thousands)

			Total Revenue For The		Total Revenue For The
			Three Months Ended	Percentage of	Six Months Ended	Percentage of
	Customers	Asset Type	June 30, 2013	Total Revenue	June 30, 2013	Total Revenue

1.	American Multi-Cinema, Inc.	Entertainment	$21,121	25%	$42,687	26%
2.	Imagine Schools, Inc.	Education	7,149	9%	14,218	9%
3.	Regal Cinemas, Inc.	Entertainment	5,495	6%	10,818	6%
4.	Cinemark USA, Inc.	Entertainment	5,739	7%	9,987	6%
5.	Peak Resorts, Inc.	Recreation	4,567	5%	9,083	5%
6.	Rave Cinemas	Entertainment	2,983	4%	7,458	4%
7.	SVVI, LLC	Recreation	3,254	4%	6,453	4%
8.	Southern Theatres, LLC	Entertainment	2,965	4%	5,957	4%
9.	Carmike Cinemas, Inc.	Entertainment	2,402	3%	4,837	3%
10.	Empire Theatres Limited	Entertainment	2,061	2%	4,153	2%

	Total		$57,736	69%	$115,651	69%

EPR Properties
Summary of Mortgage Notes Receivable
(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	June 30, 2013	December 31, 2012
Mortgage note and related accrued interest receivable, 9.00%, paid in full on May 31, 2013	$—	$1,710
Mortgage note, 10.00%, due April 1, 2016	42,907	42,907
Mortgage note and related accrued interest receivable, 10.00%, due November 1, 2017	2,521	2,517
Mortgage note, 9.50%, due January 31, 2018	19,244	17,979
Mortgage notes, 7.00% and 10.00%, due May 1, 2019	182,121	178,545
Mortgage note, 9.96%, due March 10, 2027	10,972	10,945
Mortgage notes, 10.61%, due April 3, 2027	62,500	62,500
Mortgage note, 9.83%, due October 30, 2027	47,029	45,714
Mortgage note and related accrued interest receivable, 10.65%, due June 28, 2032	36,032	36,032
Mortgage note and related accrued interest receivable, 9.00%, due September 1, 2032	19,574	19,471
Mortgage note and related accrued interest receivable, 10.25%, due October 31, 2032	22,188	22,188
Mortgage note, 10.00%, due December 19, 2032	2,550	2,550
Mortgage note and related accrued interest receivable, 9.00%, due December 31, 2032	5,720	5,787
Mortgage note, 10.25%, due June 30, 2033	3,430	1,977
Mortgage note, 9.50%, due January 1, 2033	6,241	—
Mortgage note, 9.50%, due April 30, 2033	1,367	—
Mortgage note, 9.50%, due April 30, 2033	2,629	—
Mortgage note, 9.50%, due April 30, 2033	3,686	—
Mortgage note, 11.31%, due December 31, 2033	11,551	4,930
Total mortgage notes and related accrued interest receivable	$482,262	$455,752

Payments Due on Mortgage Notes Receivable

	As of June 30, 2013
Year:
2013	$585
2014	117
2015	878
2016	43,797
2017	1,154
Thereafter	435,731
Total	$482,262

EPR Properties
Summary of Notes Receivable
(Unaudited, dollars in thousands)

Summary of Notes Receivable (1)

	June 30, 2013	December 31, 2012
Note and related accrued interest receivable, 9.23%,
due August 31, 2015	$3,728	$3,728
Note and related accrued interest receivable, 6.00%,
due December 31, 2017	1,058	1,116
Other	186	183
Total notes and related accrued interest receivable	$4,972	$5,027
Less: Loan loss reserves	(123)	(123)
Total notes and related accrued interest receivable, net	$4,849	$4,904

(1) Included in other assets in the consolidated balance sheets as of June 30, 2013 and December 31, 2012 in the Company's Quarterly Report on Form 10-Q.

Payments due on Notes Receivable

	As of June 30, 2013
Year:
2013	$146
2014	202
2015	3,714
2016	142
2017	582
Thereafter	186
Total	$4,972

EPR Properties
Summary of Unconsolidated Joint Ventures
As of and for the Six Months Ended June 30, 2013
(Unaudited, dollars in thousands)

Atlantic-EPR I and Atlantic-EPR II

EPR investment interest in Atlantic-EPR I: 45.5%
EPR investment interest in Atlantic-EPR II: 32.2%
Income recognized for the six months ended June 30, 2013: $346
Distributions received for the six months ended June 30, 2013: $414

Unaudited condensed financial information for Atlantic-EPR I and Atlantic-EPR II is as follows as of and for the six months ended June 30, 2013 and 2012:

	2013	2012
Rental properties, net	$44,943	$46,048
Cash	152	141
Mortgage note payable (1)	11,616	12,028
Mortgage note payable to EPR (2)	19,361	15,165
Partners’ equity	18,530	18,742
Rental revenue	2,851	2,804
Net income	978	631
(1) Atlantic-EPR II mortgage note payable is due September 1, 2013
(2) Atlantic-EPR I mortgage note payable to EPR is due January 31, 2018

Ningbo PIC, Nanqiao PIC, Shanghai Himalaya PIC and Shanghai SFG-EPR Cinema

EPR investment interest: 30.0%, 49.0%, 49.0% and 49.0%, respectively
EPR investment: $5,192
Income recognized for the six months ended June 30, 2013: $471
Distributions received for the six months ended June 30, 2013: $0

EPR Properties
Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA - continuing operations as the sum of net income plus costs (gain) associated with loan refinancing or payoff, net, interest expense (net), depreciation and amortization, less gain on sale or acquisition of real estate, gain on early extinguishment of debt, equity in income from joint ventures and discontinued operations. EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations. Adjusted EBITDA - continuing operations is presented to also add back the effect of non-cash impairment charges, the provision for loan losses and transaction costs. Adjusted EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations.

The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED

The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales or acquisitions of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gains) associated with loan refinancing or payoff, net, transaction costs, provision for loan losses and preferred share redemption costs and by subtracting gain on early extinguishment of debt . FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)

In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs, non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net and preferred share redemption costs; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income and gain on early extinguishment of debt. AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO

The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs, interest expense, gross (including interest expense in discontinued operations), depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt and gain or loss on sale or acquisition of real estate from discontinued operations. We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO

The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO

The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS

Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), rental properties held for sale (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.